SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   September 14, 2001
                                                --------------------------------

                       Chase Mortgage Finance Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                           333-76801                          52-1495132
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(State or other jurisdiction (Commission File Number)           (I.R.S. Employer
of incorporation)                                            Identification No.)


343 Thornall Street, Edison, New Jersey                             08837
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (732)205-0600
                                                  ------------------------------

                                 Not applicable
              ----------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.  Other Events

            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Credit Suisse First Boston Corporation which are hereby filed pursuant to such letter.

ITEM 7.  Financial Statements and Exhibits

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------

            (99)                                Computational Materials prepared
                                                by Credit Suisse First Boston
                                                Corporation in connection with
                                                Chase Mortgage Finance
                                                Corporation, Multi-Class
                                                Mortgage Pass-Through
                                                Certificates, Series 2001-S5.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHASE MORTGAGE FINANCE CORPORATION



September 24, 2001
-----------------------------

                                   By:/s/ Eileen Lindblom
                                      -------------------------------------
                                      Name: Eileen Lindblom
                                      Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                  Paper (P)or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------


(99)              Computational Materials prepared
                  by Credit Suisse First Boston Corporation                  (P)
                  in connection with Chase
                  Mortgage Finance Corporation, Multi-Class
                  Mortgage Pass-Through Certificates,
                  Series 2001-S5.